Contingent Liabilities, Liens And Guarantees	12 Months Ended
Dec. 31, 2012
Contingent Liabilities, Liens And Guarantees [Abstract]
Contingent Liabilities, Liens And Guarantees
NOTE 12	-	CONTINGENT LIABILITIES, LIENS AND GUARANTEES

A.	Claims

1.

On December 31, 2007, the Company completed the sale of the subsidiary, Telematics Wireless Ltd. (Telematics), to a third party (hereinafter: the "Purchaser").  Pursuant to the sale transaction, the Company sold its entire shareholdings of Telematics to the purchaser, for an amount of US$ 80 million (based on a specified enterprise value of Telematics).  The Company was required to deposit an amount of US$5 million in order to secure any adjustments to the purchase price, as further described below (the "Adjustment Escrow Amount"). In addition, the Company was required to deposit an amount of US$ 7.5 million in an escrow account in order to ensure certain representations and warranties towards the Purchaser (the "Escrow Amount").  The Adjustment Escrow Amount and the Escrow Amount were deposited in escrow in January 2008, after receipt of the entire consideration from the purchaser.

In 2008, the Company received a notice from the Purchaser (ST (Infocomm) Ltd. ("ST")), claiming that based on Telematics' performance parameters, the purchase price needs to be decreased by an amount of approximately US$ 10 million (out of which $3 million was recognized as a provision according to management estimate as of the date of such claim.  The Company rejected the Purchaser's claims and requested that certain amounts be released from the Adjustment Escrow Amount in accordance with the terms of the agreement with the purchaser.  On February 10, 2011 the Arbitrator delivered his determination according to which, the Purchaser's main claims for adjustments to the purchase price were rejected and based on Telematics' 2007 financial statements, the purchase price should be reduced by approximately US$4.4 million. The Arbitrator determined that an amount of US$572,000 including interest accrued thereon was to be released from escrow and be available to the Company. The remainder funds held in the Adjustment Escrow Amount remained in escrow as of that date until October 2011, when an agreement between the parties determined that the sum of US$4.4 million (and interest accrued thereon) be released from the Adjustment Escrow Amount to the purchaser and that the Company shall waive its claims with regard to the adjustment of the purchase price.  In addition, an amount of US$3 million was released to the Company from the second escrow account (in which originally the sum of US$7.5 million out of the purchase price was deposited), without derogating from the purchaser's claims for indemnification under the purchase agreement.

In October 2011, an amount of US$ 4.65 million was released to ST.  The remainder of US$ 4.9 million of the Escrow Amount shall remain in escrow until ST's arbitration is resolved.

On December 21, 2009, the Company also received from ST a letter seeking indemnification for an alleged breach of certain representations by the Company under the purchase agreement, claiming damages in an amount of approximately US$ 4.3 million.  ST's letter also included an allegation in respect of a possible and additional breach of representation in an additional amount of approximately US$ 4.3 million.  The Company and ST entered into arbitration proceedings in Israel in which ST claims damages in the amount of approximately US$ 10.3 million (which amount is considered as the reasonably possible loss amount).  Currently, the parties are undergoing discovery proceedings following the filing of a statement of claim and statement of defense on the part of ST and the Company respectively. A preliminary arbitration meeting took place on April 17, 2013.  Due to the early stages of proceedings, it is difficult to assess the Company's chances of success, however, based on the assessment of its legal counsel, management believes that the claims made by ST as stated in their letter have no merits and intend to vigorously defend themselves against such claims.  Therefore, no provision amount was recognized with respect to ST's claims.

2.

The Company was involved in litigation with Leonardo L.P. (hereinafter: "Leonardo"), a US-based hedge fund, arising out of a financial transaction entered into between the Company and Leonardo in February 2000 as described in the Company's annual report for the year 2011. On June 13, 2011, the district court in its decision accepted one of Leonardo's claims and ordered the Company to pay the sum of approximately US$9.6 million, to be paid in accordance with the exchange rate in NIS at the date of the occurrence of the "triggering event", plus interest and linkage differences by law and in addition legal expenses in the sum of NIS 1.2 million (approximately US$0.3 million at that time), which total approximately the sum of NIS 78.7 million (approximately US$22.7 million at that time). The Company filed an appeal with the Supreme Court, in which it appealed the district court's decision dated June 13, 2011 as well as the legal expenses and costs which they were ordered to pay according to the district court's decision. Leonardo counter-appealed the district court's decision in dismissing Leonardo's three alternative claims in addition to the court's decision to apply interest by law and not default interest under the terms of the financial transaction between Leonardo and the Company as well as the legal expenses and costs which they were ordered to pay.

As a result of the above districtcourt decision, the Company has recorded an expense (among the balance"other non-operating expenses") in the sum of approximately US$ 14.7million in the consolidated statements of income of fiscal year 2010. Theexpense amount represented the excess over the US$ 5.9million that was presented in past period as Capital Notes with respect toLeonardo. During 2011 US$ 0.6 million was recorded as adjustment.

In October 2011, the Company paidLeonardo an amount of US$ 22.4 million.  Pursuant to the district court'sdetermination, the payment amount was placed in escrow under the control ofLeonardo, until the consummation of legal proceedings between the parties.

On July 25, 2012, Leonardo andthe Company settled the mutual claims against one another in a settlementagreement that annulled the decision of the district court dated June 13, 2011and determined that out of the sum of NIS 81.9 million (approximately US$22.4million at that time) which was deposited in escrow, the sum of approximatelyNIS 49.7 million (approximately $12.2 million at that time) was releasedto Leonardo and the sum of approximately NIS 32.2 million (approximately$7.4 million at that time) was released to the Company. In addition, it wasdetermined that any surplus amount in the escrow account shall be released toLeonardo and the Company at the ratio of 60-40. Accordingly, the Companyreceived in December 2012 approximately the total sum of NIS 1,000,000(approximately $260,000) out of the deposit account.

Following the above settlement, theCompany recorded an amount of US$ 6.7 million, net of related expenses asa non-operating income, in its 2012 fiscal year financialstatements.  In December 2012, the Company received the settlementamount.

3.

On July 13 2010, the State Revenue Services of São Paulo issued a tax deficiency notice against the subsidiary in Brazil, Ituran Sistemas de Monitoramento Ltda. (the "subsidiary"), claiming that the vehicle tracking and monitoring services provided by the subsidiary should be classified as telecommunication services and therefore subject to the imposition of State Value Added Tax – ICMS, resulting in an imposition of 25% state value added tax on all revenues of the subsidiary during the period between August 2005 and December 2007. The tax deficiency notice was in the amount, at the time of serving upon the subsidiary the notice of R$36,499,984 (approximately US$22.1 million) plus interest in the amount of R$30,282,420 (approximately US$18.2 million) and penalties in the amount of R$66,143,446 (approximately US$40 million). As of December 31, 2012, the aggregate sum claimed pursuant to the tax deficiency notice (principal amount, interest and penalties) is estimated at R$195,600,000 (approximately $95.0 million).  The decision of the administration first level was unfavorable to the subsidiary and the subsidiary has filed an appeal to the Administrative Court of Appeals in São Paulo.

On March 2, 2012 the AdministrativeCourt of the State of São Paulo dismissed the State Revenue Services of SãoPaulo's claims and resolved in the subsidiary's favor. The State of São Paulofiled an administrative appeal to a full bench session at the AdministrativeCourt and the subsidiary is currently waiting the decision of theAdministrative Court.  In case the State of São Paulo is successfulat the Administrative appeal, the subsidiary will be entitled to challenge theAdministrative Court's decision in a court of law.  The subsidiaryreceived a legal opinion from a prominent law firm in Brazil that the merits ofthe case are overwhelmingly favorable to the subsidiary, determining amongother things that the imposition on the subsidiary of the State Value Added Taxby the State Revenue Services of São Paulo is illegal.  Managementbelieves, based on the legal opinion of the subsidiary's Brazilian legalcounsel and considering the results of the Administrative Court's decision infavor of the subsidiary, that the chances of success are highly probable.

As a result of the above, as ofDecember 31, 2012, no provision has been made with respect to thelitigation.  However, in respect of the legal fees of theaforementioned claim, US$ 7.9 million was recorded in the subsidiary'sfinancial statements as of December 31, 2011.  As ofDecember 31, 2012, an amount of US$ 5.8million out of the legal fees amount has not been settled (based on the taxdeficiency notice described above, the reasonably possible loss amount isapproximately US$ 95.0 million (including interest andpenalties)).  That said, if the subsidiary's efforts areunsuccessful, this could result in significant costs to the subsidiary andadversely affect the results of operations.

4.

On June 24, 2010, the Brazilian Internal Revenue Service issued a tax assessment that claimed a payment of R$ 7,571,164 (approximately US$ 4.18 million which is considered as the reasonably possible loss amount), including interest and penalties due to the offsetting on October 1, 2005, of a receivable amount held by a Dutch subsidiary of the Company (Ituran Beheer BV) and its Brazilian subsidiary (Ituran Sistemas de Monitamento Ltda).  The decision of the administration first level held in May 2011, was unfavorable to the subsidiary and therefore the subsidiary has filed an appeal to the Administrative Court of Appeals in São Paulo and await the decision of the Administrative Court of Appeal.  Management believes, based on the legal opinion of the subsidiary's Brazilian legal counsel that such claim is without merit and will continue to vigorously defend itself in the appeal proceedings.  As of December 31, 2012, the aggregate sum claimed pursuant to the tax deficiency notice (principal amount, interest and penalties) is estimated at R$8.6 million (approximately $4.2 million).   As a result of the above as of December 31, 2012, no provision has been made with respect to the Brazilian IRS claim.

5.

On March 21, 2011, the Company received a purported class action lawsuit which was filed against the Company in the District Court of Central Region in Tel-Aviv, by one plaintiff who is a subscriber of the Company, alleging that the Company (see Note 12C), which was declared a monopoly under the Israeli Restrictive Trade Practices Law, 1988, unlawfully abused its power as a monopoly and discriminated between its customers. The plaintiff claims that the alleged discrimination resulted from the Company charging higher monthly subscription fees from customers who are obliged by insurance company requirements to install location and recovery systems in their vehicles than the monthly subscription fees that are charged from customers who are not required by insurance companies to install location and recovery systems in their vehicles.

On March 5, 2012 the court approveda settlement without admission reached with the plaintiff, for a payment of animmaterial amount as reimbursement of the plaintiff's legal fees and dismissalof the lawsuit as a class action.

6.

Claims are filed against the Company and its subsidiaries from time to time during the ordinary course of business, usually with respect to civil, labor and commercial matters.  The Company's management believes, based on its legal counsels' assessment, that the provision for contingencies recognized in the balance sheet is sufficient and that currently there are no claims (other than those described in the Notes above) that are material, individually or in the aggregate, to the consolidated financial statements as a whole.

B.	Liens

To guarantee the liabilities of theGroup to banks, the Company has registered the following pledges:

On monies due and/or due in thefuture from the bank clearing house, as well as a first degree floating lien onall of the property and assets of the Company and on the insurance rightsthereto.

As of December 31, 2012, theGroup's liabilities to banks are insignificant.

C.

The Company was declared a monopoly under the Israeli Restrictive Trade Practices Law, 1988, in the market for the provision of systems for the location of vehicles in Israel.  Under Israeli law, a monopoly is prohibited from taking certain actions, such as predatory pricing and the provision of loyalty discounts, which prohibitions do not apply to other companies.  The Israeli Antitrust Authority may further declare that the Company has abused its position in the market.  Any such declaration in any suit in which it is claimed that the Company engages in anticompetitive conduct may serve as prima facie evidence that the Company is either a monopoly or that it has engaged in anticompetitive behavior.  Furthermore, it may be ordered to take or refrain from taking certain actions, such as setting maximum prices, in order to protect against unfair competition.

D.	Commitments

1.

As of December 31, 2012, minimum future rentals under operating leases of buildings for periods in excess of one year were as follows:  2013 – US$ 1.9 million; 2014 – US$ 0.5 million; 2015 – US$ 0.3 million, 2016 – US$ 0.1 million and 2017 – US$ 30 thousand.

The leasing fees expensed in each of the years ended December 31, 2012, 2011 and 2010, were US$ 2.8 million, US$ 2.9 million and US$ 2.8 million, respectively.

2.

In January 2008, the Company entered into a 10 year Frame Product and Service Purchase Agreement with Telematics, pursuant to which (after the completion of the sale of Telematics, described in Note 12A1, above), the Company and Telematics shall purchase from each other certain products and services as detailed in the agreement for a price and subject to other conditions as detailed in the agreement.  In addition, each of the Company and Telematics undertook toward one another not to compete in each other's exclusive markets in the area of RF vehicle location and tracking RF technology or similar RF terrestrial location systems and technology.  The agreement is for a term of 10 years, following which it shall be renewed automatically for additional consecutive 12 month periods, unless nonrenewal notice is sent by one of the parties to the other.  Pursuant to the agreement, each of Telematics and Ituran granted the other party a license to use certain technology in connection with the products and services purchased from each other, which license survives the termination or expiration of the agreement.

As of December 31, 2012 and 2011, the Company is obliged to purchase from Telematics products in an aggregate amount of approximately US$ 1.5 million and US$ 8.9 million, respectively.